UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  February 23, 2007

(DATE OF EARLIEST EVENT REPORTED:  December 31, 2006)

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction)	(Commission	(I.R.S. Employer
	File No.)	Identification No.)

1100 Louisiana, Suite 3300, Houston, TX	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (713) 821-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

We issued a press release on February 22, 2007 announcing revisions to our audited financial results for the year ended December 31, 2006 which is attached hereto as Exhibit 99.1.  The second and third paragraphs of our press release are incorporated herein by reference.  The other information in our press release is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any of our Securities Act registration statements.

As noted in the press release, a copy of our annual report on Form 10-K for the year ended December 31, 2006 is available on our website at www.enbridgepartners.com.  This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01.      Financial Statements and Exhibits

(c) EXHIBITS

Description

99.1	Press release of Enbridge Energy Partners, L.P., dated February 22, 2007 reporting audited financial results for the year ended December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
(Registrant)

By: Enbridge Energy Management, L.L.C.
as delegate of Enbridge Energy Company, Inc.,
its General Partner

Date: February 23, 2007	By:	/s/ Stephen Neyland
Stephen Neyland
Controller
(Duly Authorized Officer)